Exhibit 10.1

ALLIED ESPORTS ENTERTAINMENT, INC.

September 30, 2020

VIA EMAIL

Frank Ng

Frank Ng	Frank@alliedesports.com

Re:	Employment Agreement

Reference is made to that certain Employment Agreement dated effective September 20, 2019 between Allied Esports Entertainment, Inc., a Delaware corporation (the “Company”) and you (as amended, the “Employment Agreement”). By executing below, you agree that, from November 1, 2020-April 30, 2021, your annual base salary will be $210,000, and thereafter your annual base salary will be $300,000.

Sincerely,

/s/ Adam Pliska
Adam Pliska, President

ACKNOWLEDGED:

/s/ Frank Ng
Frank Ng